UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  May 19, 2014

3D SYSTEMS CORPORATION
(Exact name of Registrant as Specified in its Charter)

Delaware	1-34220	95-4431352
(State or other jurisdiction	(Commission File	(IRS Employer
of Incorporation)	Number)	Identification No.)

333 Three D Systems Circle Rock Hill, South Carolina, 29730
(Address of principal executive offices)

Registrant’s telephone number, including area code:  (803) 326-3900

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

[   ]     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[   ]     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[   ]     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[   ]     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d) On May 19, 2014, the Board of Directors of the Registrant elected William D. Humes a director of the Registrant.

Mr. Humes is Chief Financial Officer of Ingram Micro Inc., a Fortune 100 company and the world's largest wholesale technology distributor and a global leader in supply-chain and mobile device lifecycle services. Serving as Chief Financial Officer since 2005, he is responsible for Ingram Micro's global finance organization including financial planning and analysis, controllership, internal audit, tax, treasury and risk management, global shared services and strategic sourcing operations. Prior to being named Chief Financial Officer, Mr. Humes held positions of ever-increasing responsibility for Ingram Micro after joining in 1998 as Senior Director, Worldwide Financial Planning, Reporting and Accounting.

Mr. Humes has been appointed to the Sustainability Committee of the Board of Directors. There are no arrangements or understandings between Mr. Humes and any other person pursuant to which he was elected as a director of the Registrant nor are there any transactions required to be disclosed under Item 404(a) of Regulation S-K involving the Mr. Humes and the Registrant. Upon his election as a director, Mr. Humes was granted 3,030 shares of common stock as provided for in the Registrant's Restricted Stock Plan for Non-Employee Directors and will become eligible to receive the standard compensation provided by the Registrant to its other independent directors for services as a director.

Item 7.01. Regulation FD Disclosure.

On May 19, 2014 the Registrant announced that Mr. Humes has been elected to the Registrant's Board of Directors. A copy of the press release is furnished as Exhibit 99.1 to this report and is incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

99.1	Press Release dated May 19, 2014

The information contained in the press release attached as Exhibit 99.1 to this report shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. Furthermore, the information contained in the press release attached as Exhibit 99.1 to this report shall not be deemed to be incorporated by reference in the filings of the registrant under the Securities Act of 1933, as amended.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

3D SYSTEMS CORPORATION
Date: May 19, 2014
	By:	/s/ ANDREW M. JOHNSON
	Name:	Andrew M. Johnson
	Title:	Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Exhibit Description

99.1	Press Release dated May 19, 2014